SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 8, 2002


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-19437                   11-2962080
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


2815 Second Avenue, Suite 100, Seattle, Washington                         98121
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (206) 443-6400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     Cellular Technical Services Company, Inc. ("CTS"), announced its third quarter financial results for 2002 on November 8, 2002. Additionally, CTS announced that it would cease development efforts related to its Neumobility LBS platform and applications division. See the press release attached as Exhibit
99.1 hereto.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits
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          99.1           Press Release dated November 8, 2002

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2002

                            CELLULAR TECHNICAL SERVICES
                            COMPANY, INC.


                            By: /s/  Bruce York
                               -------------------------------------------------
                               Name: Bruce York
                               Title: Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  99.1                Press Release dated November 8, 2002